Parnassus Equity Income Fund–Investor Shares	(PRBLX)

Parnassus Equity Income Fund–Institutional Shares	(PRILX)

Parnassus Fixed-Income Fund	(PRFIX)

Parnassus California Tax-Exempt Fund	(PRCLX)

THE PARNASSUS INCOME FUNDS

May 8, 2006

DEAR SHAREHOLDER:

Enclosed are reports for the three funds in the Parnassus Income Funds: the Equity Income Fund, the Fixed-Income Fund and the California Tax-Exempt Fund. Portfolio Manager Todd Ahlsten wrote the reports for the Equity Income Fund and the Fixed-Income Fund, and Portfolio Manager Ben Allen wrote the report for the California Tax-Exempt Fund. They will give you some interesting background on the management of the funds.

In addition, due to growing demand from institutional investors interested in socially responsible investing, we are creating a new institutional share class for the Equity Income Fund known as Institutional Shares. The existing share class will be known as Investor Shares, with the only difference between the two being their ongoing fees and minimum account sizes. Institutional Shares are for accounts that are $100,000 or greater. For more information, see our prospectus, which you can find at www.parnassus.com or by calling (800) 999–3505.

Yours truly,

Jerome L. Dodson,

President Parnassus Income Funds

The Parnassus Income Funds • March 31, 2006        1

THE EQUITY INCOME FUND

As of March 31, 2006, the net asset value per share (NAV) of the Equity Income Fund–Investor Shares was $25.18, so after taking dividends into account, the total return for the quarter was 5.22%. This compares to a gain of 4.21% for the S&P 500 and 4.92% for the average equity income fund followed by Lipper, Inc. I’m happy to report that the Fund is off to a great start in 2006.

Below is a table that compares the performance of the Fund with the S&P 500 and the average equity income fund followed by Lipper. Average annual total returns are listed for the one-, three-, five- and ten-year periods.

Average Annual Total Returns for periods ended March 31, 2006	One Year	Three Years	Five Years	Ten Years

EQUITY INCOME FUND–INVESTOR SHARES	9.60%	11.24%	8.25%	10.54%

S&P 500 Index	11.73%	17.22%	3.97%	8.95%

Lipper Equity Income Fund Average	11.48%	18.45%	5.95%	8.86%

Returns shown in the table are for the Fund’s Investor Shares. The Fund’s Institutional Shares are newly organized as of April 28, 2006, and therefore have no performance as of the date of this report. The performance of Institutional Shares will differ from that shown for the Investor Shares to the extent that the Classes do not have the same expenses or inception date.

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information to the most recent month-end is on the Parnassus website (www.parnassus.com). Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should read the prospectus which contains this information. The prospectus is on the Parnassus website or you can get one by calling (800) 999–3505. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns shown in the table do not reflect the deduction of taxes a shareholder would pay in fund distributions or redemption of shares. The S&P 500 is an unmanaged index of common stocks, and it is not possible to invest directly in an index. An index does not take expenses into account, but mutual-fund returns do.

First Quarter Recap

The Fund had an outstanding first quarter as our return of 5.22% outpaced the 4.21% advance for the S&P 500. Stock prices climbed as the U.S. economy got back into gear and grew an estimated 4.5% during the first quarter of 2006. One of my favorite executives, Barry Harmon of Electro Scientific Industries, once told

2        The Parnassus Income Funds • Equity Income Fund

me that stock prices “go up the escalator and down the elevator.” Stock prices were on the escalator during the first quarter of 2006.

We started the year with big investments in technology, health-care and consumer product companies because of our view that the economy was strong. Our analysts felt these businesses could not only generate nice gains if the economy grew but also cushion us from losses if business conditions stalled. I’m pleased to report that our stock-picks were pretty good. Strong gains in technology and consumer products drove our performance. In addition, profits from our bank and insurance stocks also boosted the Fund’s return.

Strategy

After a fast start in 2006, I expect economic and corporate profit growth to slow during the remainder of the year. My biggest concerns remain higher interest rates and the potential bursting of the housing-market bubble. After several years of warning signs, the clock is about to strike midnight for the housing market. A few weeks ago on a Sunday afternoon, I landed at San Francisco International Airport after a week-long business trip to the East Coast and a quick two-day vacation. As I reached 19th Avenue, which journeys through the heart of residential San Francisco, I was amazed to see street after street littered with “For Sale” signs. I was so distracted by the barrage of signs I almost ran a red light!

We’ve all heard stories about the widespread use of interest-only, low-money down adjustable mortgages. These exotic loans, in combination with unsustainably low interest rates have driven housing prices to dizzying heights. The storm clouds are building and higher interest rates are starting to have an impact on home buyers and investors. Since an estimated 50% of all jobs created in the U.S. economy since 9/11 are linked to the housing market, I am concerned about the economy continuing its strong growth. Soaring energy prices aren’t helping either. As a result, the Fund is very underweight financials and housing stocks.

Despite our outlook for slower growth, I remain excited about the Fund’s prospects for 2006. We are positioned in good, undervalued companies that should maintain growth given current conditions. The Fund’s largest overweight positions are in technology and health-care. Our analysts have found companies in these sectors that have superior businesses, products and valuations. We are also buying good, socially-responsible natural gas companies; they became bargains when natural gas prices plummeted during the first quarter.

In addition to owning some really strong businesses, I am enthusiastic about the Fund’s prospects, because it has a lot of investments in big companies, or large caps. This is truly a contrarian view because for several years now, small-cap stocks have gone up much more than large caps. During the past five years, the Russell 2000, which is the main “small-cap” index, has increased at a 12.65% annual rate versus a paltry 3.97% return for the S&P 500. For a time, this small-cap

The Parnassus Income Funds • Equity Income Fund        3

[1]	Composition and sector weightings are based on total investments, rather than net assets, and exclude short-term securities received as collateral from securities lending. Sector distribution and portfolio characteristics are subject to change.

outperformance was justified as “big-caps” were overvalued during the late 1990s. However, small-caps have risen so much that the Russell 2000 now trades at 30 times trailing earnings according to Thomson Financial. In contrast, the S&P 500 is valued at only 17 times earnings. While it is hard to guess the exact timing, I feel our significant large-cap exposure offers a more attractive combination of growth and value versus small-cap companies.

Finally, I am very pleased to be off to a good start in 2006. We are proud that the Fund has had only one down year in the past ten (a modest 3.69% loss in 2002 versus a big 23% decline for the S&P 500 that year.) In addition, we have produced an average annual return of 8.25% over the past five years versus a 3.97% gain for the S&P 500. We continue to feel the Fund’s strategy of owning good, socially responsible companies can generate strong, long-term returns for shareholders.

Losers

The Fund had only two stocks that reduced the NAV by 5¢ or more during the first quarter. eBay Inc., the online auction site, reduced the Fund’s NAV by 6¢ as the stock fell 10.9% from $43.75 to $39.00. While eBay’s business trends seemed very strong during the first quarter, the stock fell as Google and Amazon reported lower than expected earnings during January, and that news pushed down the entire Internet sector. In addition, the company faces a patent lawsuit regarding its “buy it now” option on the website. We feel the stock should bounce back as the lawsuit is not damaging, and eBay should report strong first quarter results in April.

4        The Parnassus Income Funds • Equity Income Fund

We feel eBay is a great investment. Amazingly, the company generates more free cash flow than retailing giant Target and its auction site enjoys large barriers to entry. The company should be able to grow at 20%+ rates for the next several years as more people list merchandise on its site. For instance, I was fascinated to learn in Daniel Nissanoff’s book, “FutureShop,” that U.S. households are burdened with an average of over $2,000 of unused, yet resalable goods like golf clubs, old iPods, digital cameras and collectibles. eBay is ready to turn these items into cash.

Intel cost the Fund 5¢ as its stock sank 22.4% from $25.07 to $19.46. The company’s main competitor AMD beat them to the punch with faster chips and, at the same time, demand for computers slowed down. While Intel’s stock has few fans right now, we feel it can bounce back later this year as the company introduces new products. The company has over $14 billion in cash and still makes over $1billion a quarter despite its short-term issues. In addition, Intel’s management is focused on regaining the company’s technology edge versus AMD. We have been adding to our position.

Winners

The Fund had eight companies that added 5¢ or more to the NAV. Our biggest winner was Cisco Systems which soared 25.8% from $17.23 to $21.67 during the quarter and added 18¢ to the Fund’s share price. The company reported strong orders for its networking gear and the stock jumped higher. In addition, the company is making sound acquisitions and hiring talented salespeople to accelerate growth. Cisco is also a great corporate citizen, as the company was named one of the best places to work for commuters during 2005. This investment win exemplifies the value of our team as my analyst, Ben Allen, helped me reach the decision to make a big investment in Cisco.

Our investment in Vishay Intertechnology, a maker of capacitors and power management chips, added 11¢ to the NAV. We made money by owning not only Vishay’s stock which jumped 15.6% from $13.81 to our average selling price of $15.97, but also a convertible bond issued by the company. The company’s Siliconix division, which is managed by the tireless Dr. King Owyang, reported a great fourth quarter in February, as demand for its power management chips was especially strong from cell-phone makers. We sold our shares and the convertible investment, as we felt the stock had reached its intrinsic value.

The WD-40 Company added 10¢ to the NAV as its stock climbed 15.8% to $30.85 from $26.65. In January, the company reported strong sales for its new WD-40 “Smart Straw” and WD-40 “No Mess Pen.” On a sunny January morning in San Diego, I met with the company’s CEO, an Australian named Gary Ridge, who is an outstanding manager. During that meeting, we talked a lot about the company’s growth potential overseas. Clearly, after reporting 17% revenue growth during the February quarter, the company is making progress. I can assure you that Gary Ridge remains focused on international growth. He recently phoned in from

The Parnassus Income Funds • Equity Income Fund        5

The Parnassus Income Funds Equity Income Fund Shanghai to join a conference call at 5 a.m. his time, and proclaimed, “I’m looking for the last squeak in China!”

Our third largest winner was Emdeon Corporation, which added 9¢ to the NAV as its stock jumped 27.5% to $10.80 from $8.47. Our investment in Emdeon’s stock and convertible bonds soared as its most valuable asset, the WebMD portal, is growing rapidly. In addition, the company’s health-care service business is starting to show progress.

ONEOK, Inc., a natural gas exploration, storage and distribution company jumped 20.8% during the quarter from $26.69 to $32.25 which added 8¢ to the NAV. The company made some smart acquisitions during the first quarter that position ONEOK for continued growth.

We boosted the NAV by 7¢ during the first quarter by investing in Canon, Inc., the large Japanese company that makes digital cameras and copiers. Canon’s stock increased 11.9% to $66.05 from $59.03 as sales were strong, especially for the company’s digital cameras and office products.

Verizon Communications added 6¢ to the NAV as the stock climbed 12.5% from $30.27 to $34.06. The company’s wireless division is generating strong results and the company completed its acquisition of MCI Corporation.

Finally, the Fund made 5¢ in HCC Insurance Holdings as its stock rose 16.3% to $34.80 from $29.92. I met with HCC’s CEO Stephen Way at the company’s Houston, Texas headquarters in February. He is a brilliant man who has tirelessly worked to build this business for over 20 years.

Social Notes

The Parnassus Investment research team met with Jai Nagarkatti, the CEO of Sigma-Aldrich, and Kirk Richter, the Treasurer, on a rainy day in March, one of many such rainy days in San Francisco this spring. However, the bad weather didn’t keep us from getting excited about this company. Parnassus recently made a sizeable investment in Sigma-Aldrich, equal to 1.2% of the Fund’s holdings. In essence, Sigma-Aldrich can be described as the “Betty Crocker” of drug discovery, since they sell high-tech “cake mix” for scientific research. Sigma-Aldrich products include chemicals, compounds, equipment and research kits used by pharmaceutical and biotech companies, universities, and other laboratory scientists. We’re excited, not only about this company’s strong financials, but also because Sigma-Aldrich has hit the right balance on social issues. I would like to thank Andrea Reichert, one of our intern analysts, who helped with the analysis of Sigma-Aldrich. She is truly dedicated to socially responsible investing and did a great job.

Internet sales are growing at Sigma-Aldrich, with 40% of sales in the United States, and 30% internationally made over the web. When asked whether enabling their customers to look up products over the internet also allowed the company to be

6        The Parnassus Income Funds • Equity Income Fund

more responsive with pricing, Mr. Nagarkatti’s answer demonstrated sustainable, long-term thinking. He cautioned that while internet-based sales are an improvement for customers and an advantage for Sigma-Aldrich, changing prices frequently is a short-term win, and there are real costs in terms of customer perceptions.

Sigma-Aldrich is aware that their corporate image is directly tied to their bottom line in other ways. Scientists don’t want to risk their experiments with raw materials and chemicals of dubious origin and potential contaminants. Sigma-Aldrich produces 45,000 of the 100,000 chemicals it offers directly, and also runs the remaining products acquired from other suppliers through quality control tests. Corporate image is also key in recruiting efforts. With a natural bias to think that the San Francisco Bay Area is the best place to live in the U.S., in spite of our heavy March rains, we were concerned that Sigma-Aldrich might not be able to attract top people to St. Louis to keep it competitive. Mr. Nagarkatti, who has worked for the company for over 30 years, countered that Sigma-Aldrich has had no difficulty attracting the best chemists, and that in comparison with the West Coast, Sigma-Aldrich can offer employees a lower cost of living and has much lower turnover than its peers.

Amazingly, Sigma-Aldrich has never had a layoff, and even when they shuttered the Diagnostics division in 2003, all hourly employees were offered a position elsewhere in the company. One of the biggest hot-button issues of corporate social responsibility this year has been executive compensation. Sigma-Aldrich has responsible compensation guidelines, uses an independent auditor to review what they pay their executives and sets guidelines at the 50th percentile of comparable companies in their sector.

Parnassus has put a social spotlight on companies in the past for work on their environmental footprint, or their life-improving technologies, but there are companies out there like Sigma-Aldrich, with names or products that aren’t as well-known, that run their business day-to-day in a balanced, sustainable way, and these companies deserve to be recognized, not only as good financial investments, but as good corporate citizens.

Yours truly,

Todd C. Ahlsten

Portfolio Manager

The Parnassus Income Funds • Equity Income Fund        7

THE FIXED-INCOME FUND

As of March 31, 2006, the net asset value per share (NAV) of the Fixed Income Fund was $15.97, so after taking dividends into account, the total return for the quarter was 2.08%. This compares to a loss of 0.68% for the average A-Rated bond fund followed by Lipper, and a loss of 1.01% for the Lehman Government/Corporate Bond Index. Based on this strong performance, I’m pleased to report that our return for the first quarter ended March 31, 2006 placed us #1 out of 180 funds in our category.* The Fund had a great start to the year, because we expected rates to rise and positioned the portfolio accordingly. Our one-year return is also ranked #1 out of the 180 funds followed by Lipper in our category,* and our longer-term results remain excellent. The Fund’s three-, five- and ten-year returns beat the Lipper A-rated Bond Average for every period.

Below is a table that compares the performance of the Fund with the Lehman Index and the average A-Rated bond fund followed by Lipper. Average annual total returns are for the one-, three-, five- and ten-year periods.

Average Annual Total Returns for periods ended March 31, 2006	One Year	Three Years	Five Years	Ten Years

FIXED-INCOME FUND	4.22%	3.07%	5.78%	5.80%

Lipper A-Rated Bond Fund Average*	1.72%	3.05%	4.74%	5.69%

Lehman Government/Corporate Bond Index	2.02%	2.83%	5.23%	6.31%

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information to the most recent month-end is on the Parnassus website (www.parnassus.com). Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should read the prospectus which contains this information. The prospectus is on the Parnassus website or you can get one by calling (800) 999–3505. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns shown in the table do not reflect the deduction of taxes a shareholder would pay in fund distributions or redemption of shares. The Lehman Government/Corporate Bond Index is an unmanaged index of bonds, and it is not possible to invest directly in an index. An index does not take expenses into account, but mutual fund returns do.

*	For the one-, three-, five- and ten-year periods ended 3/31/06, the Parnassus Fixed-Income Fund placed #1 out of 180 funds, #61 out of 153 funds, #11 out of 114 funds, and #30 out of 69 funds, respectively.

8        The Parnassus Income Funds • Fixed-Income Fund

First Quarter Recap

The Fund had a terrific first quarter because we hit the mark with two major portfolio decisions. First, we were able to avoid losses, because we were prepared for interest rates to spike higher. We protected the portfolio’s value by keeping a short duration of only 1.15 years versus about 5 years for our peers. Duration measures how much in percentage terms a bond price will move for a 1% change in interest rates. This is important because when interest rates rise, bond prices fall. Since the 10-year Treasury rate jumped from 4.39% to 4.87% during the quarter, many of our peers were hit with losses as their bonds prices fell. Our short-duration bond strategy not only cushioned us from losses but also provided about 0.48% of our return during the quarter.

The remaining 1.6% boost to the portfolio came from our convertible/preferred stock investments. These are instruments that pay interest but can be converted into common stock based on certain ratios and time periods. They can be attractive investments because they offer yield and upside potential if the company does well. Based on our prospectus, we can invest up to 20% of the Fund in convertible/preferred stocks rated B-or better by a major rating agency. Our largest winner was ONEOK, Inc., a natural gas exploration, storage and distribution company which added a whopping 13¢ to the NAV. The convertible bond investment rose as the company made some smart acquisitions during the first quarter that will help ONEOK grow in the future. Our investment has now converted into common stock.

Baxter, the large pharmaceutical and medical products company, added 4¢ to the NAV; the company is reporting stronger profits. We are pleased that management is showing a sharp focus on margins and cash flows. Like ONEOK, our Baxter bond converted into stock.

Portfolio Composition at March 31, 2006

Long-term Securities:
Long-term U.S. Government and Agency Securities	8.4%
Electronics	8.1%
Natural Gas	4.6%
Air Transport	3.8%
Financial Services	3.3%
Health-care	2.9%
Retail	0.9%
Short-term Securities:
Short-term U.S. Government Agency Securities	62.5%
Other Short-term Securities	5.5%

Portfolio composition is based upon total securities, rather than net assets, and excludes short-term securities received as collateral from securities lending. Portfolio characteristics are subject to change.

Our investment in Vishay Intertechnology, a maker of capacitors and power management chips, also added 4¢ to the NAV. The company’s Siliconix division reported a great fourth quarter in February, as demand for its power management chips was

The Parnassus Income Funds • Fixed-Income Fund        9

especially strong from cell-phone makers. We have sold a portion of the investment because our team has found better opportunities.

Finally, our convertible-bond investment in Cymer, Inc, a company that makes lasers that help build computer chips, added 4¢ to the NAV. Demand for the company’s lasers is soaring as computer chips keep getting smaller.

Strategy

We continue to feel interest rates are on the rise, based on a growing economy and inflation. As a result, we plan to maintain our defensive strategy of short portfolio duration for at least the next few months. However, we are closely watching the economy and inflation and will look to extend our duration when interest rates appear to stabilize at higher levels. At the same time, we will be looking for convertible/preferred bonds, like ONEOK, to offer increased return potential.

Thank you for investing in the Parnassus Fixed-Income Fund.

Yours truly,

Todd C. Ahlsten

Portfolio Manager

10        The Parnassus Income Funds • Fixed-Income Fund

THE CALIFORNIA TAX-EXEMPT FUND

As of March 31, 2006, the net asset value per share (NAV) of the California Tax-Exempt Fund was $16.51. Taking dividends into account, the total return for the first quarter of 2006 was 0.03%. This compares to a gain of 0.31% for the average California municipal bond fund followed by Lipper, Inc. The average duration of the California Tax-Exempt Fund was 4.1 years during the quarter, versus approximately 6.5 years for the Lehman Municipal Bond Index. Simply put, duration measures how much in percentage terms a bond price will move for a 1% change in interest rates.

Below you will find a table that compares our total average annual returns to various indices over the past one-, three-, five- and ten-year periods. The 30-day SEC yield for March 2006 was 2.74%.

Average Annual Total Returns for periods ended March 31, 2006	One Year	Three Years	Five Years	Ten Years

CALIFORNIA TAX-EXEMPT FUND	1.78%	2.12%	3.55%	4.96%

Lipper California Municipal Bond Fund Average	4.03%	4.08%	4.58%	5.31%

Lehman Municipal Bond Index	3.81%	4.10%	5.18%	5.87%

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information to the most recent month-end is on the Parnassus website (www.parnassus.com). Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus which contains this information. The prospectus is on the Parnassus website or you can get one by calling (800) 999-3505. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns shown in the table do not reflect the deduction of taxes a shareholder would pay on fund distributions or redemption of shares. The Lehman Municipal Bond Index is an unmanaged index of fixed-income securities and it is not possible to invest directly in an index. An index does not take expenses into account, but mutual fund returns do.

The Parnassus Income Funds • California Tax-Exempt Fund        11

First Quarter Review

This quarter was another disappointing one for the Fund, as we trailed our index by 0.28%. The silver lining in the quarter is that our fund did not make a loss, even as interest rates rose. Also, we outperformed our index in March, the month which saw the greatest increase in interest rates. Because our fund has a relatively short average duration, we will not lose as much capital as our peers when rates increase.

[1]	Composition and sector weightings are based on total investments, rather than net assets. Sector distribution and portfolio characteristics are subject to change.

12        The Parnassus Income Funds • California Tax-Exempt Fund

Outlook

As you probably know, on February 1 of this year, Ben Bernanke replaced Alan Greenspan as Chairman of the Federal Reserve Board. This was an historical event in our economic history and an important one for investors, especially those of us who own bond funds. At the end of March, Bernanke’s Fed raised short-term rates to 4.75% and stated that “some further policy firming may be needed” to balance the goals of economic growth and moderate inflation. I expect short-term rates to increase to 5% at the Fed’s next meeting in May.

More important to our portfolio, the 10-year Treasury rate has begun to spike higher, moving from 4.39% at the end of 2005 to almost 5% as of this writing. Two-thirds of this increase occurred in March, when the 10-year moved from 4.55% to 4.86%. Our short duration minimized capital losses in March relative to our peers as we beat our index by 0.17% this month. It is great to see our defensive strategy finally pay off. I will continue to keep the portfolio’s duration short to shield the Fund from losses.

When I took over as portfolio manager last summer, I looked hard at the Fund to find ways to improve its returns. I am currently considering many of these options. We are excited about the rest of 2006, and hope we can continue the positive momentum that we saw in March.

Thank you for investing in the Fund.

Yours truly,

Ben Allen

Portfolio Manager

The Parnassus Income Funds • California Tax-Exempt Fund        13

THE EQUITY INCOME FUND

Summary Portfolio as of March 31, 2006 (unaudited)

Number of Shares	Common Stocks	Market Value	Per Share	Percent of Long-term Investments
625,000	Johnson & Johnson	$37,012,500	$59.22	4.44%
500,000	Invitrogen Corp.	35,065,000	70.13	4.21%
425,000	3M Co.	32,168,250	75.69	3.86%
750,000	J.P. Morgan Chase & Co.	31,230,000	41.64	3.74%
415,000	Apache Corp.	27,186,650	65.51	3.26%
615,000	Pitney Bowes Inc.	26,401,950	42.93	3.17%
800,000	Sysco Corp.	25,640,000	32.05	3.08%
400,000	Wells Fargo & Co.	25,548,000	63.87	3.06%
625,000	eBay Inc.	24,375,000	39.00	2.92%
775,000	WD-40 Co.	23,908,750	30.85	2.87%
350,000	Canon Inc. (ADR)	23,117,500	66.05	2.77%
1,000,000	Cisco Systems Inc.	21,670,000	21.67	2.60%
500,000	Baxter International Inc.	19,405,000	38.81	2.33%
655,000	Cedar Fair, L.P.	19,158,750	29.25	2.30%
325,000	Wachovia Corp.	18,216,250	56.05	2.19%
350,000	Medtronic Inc.	17,762,500	50.75	2.13%
300,000	Avery Dennison Corp.	17,544,000	58.48	2.10%
1,325,000	The ServiceMaster Co.	17,384,000	13.12	2.08%
525,000	ONEOK, Inc.	16,931,250	32.25	2.03%
475,000	Energen Corp.	16,625,000	35.00	1.99%
475,000	HCC Insurance Holdings Inc.	16,530,000	34.80	1.98%
200,000	International Business Machines Corp.	16,494,000	82.47	1.98%
375,000	Home Depot Inc.	15,862,500	42.30	1.90%
250,000	Procter & Gamble Co.	14,407,500	57.63	1.73%
925,000	Integrated Device Technology Inc.	13,745,500	14.86	1.65%
625,000	Nokia Corp. (ADR)	12,950,000	20.72	1.55%
500,000	Southern Union Co.	12,415,000	24.83	1.49%
1,200,000	Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	12,072,000	10.06	1.45%
500,000	Tower Group Inc.	11,550,000	23.10	1.38%
250,000	AFLAC Inc.	11,282,500	45.13	1.35%
600,000	The Gap Inc.	11,208,000	18.68	1.34%
575,000	Intel Corp.	11,189,500	19.46	1.34%
350,000	U.S. Bancorp	10,675,000	30.50	1.28%
400,000	Pfizer Inc.	9,968,000	24.92	1.20%
150,000	Sigma-Aldrich Corp.	9,868,500	65.79	1.18%
200,000	Cymer Inc.	9,088,000	45.44	1.09%
250,000	Verizon Communications Inc.	8,515,000	34.06	1.02%
200,000	Cherokee Inc.	8,054,000	40.27	0.97%
100,000	Amgen Inc.	7,275,000	72.75	0.87%
650,000	Emdeon Corp.	7,020,000	10.80	0.84%
150,000	Automatic Data Processing Inc.	6,852,000	45.68	0.82%

14        The Parnassus Income Funds • March 31, 2006

Number of Shares	Common Stocks	Market Value	Per Share	Percent of Long-term Investments
175,000	Quicksilver Resources Inc.	$6,765,500	$38.66	0.81%
200,000	Affymetrix Inc.	6,586,000	32.93	0.79%
250,000	Xilinx Inc.	6,365,000	25.46	0.76%
200,000	Ross Stores Inc.	5,838,000	29.19	0.70%
100,000	Dentsply International Inc.	5,815,000	58.15	0.70%
75,000	PACCAR Inc.	5,286,000	70.48	0.63%
225,000	Applied Materials Inc.	3,939,750	17.51	0.47%
50,000	Teleflex Inc.	3,581,500	71.63	0.43%
100,000	Baldor Electric Co.	3,387,000	33.87	0.41%
75,000	St. Jude Medical Inc.	3,075,000	41.00	0.37%
100,000	Foot Locker Inc.	2,388,000	23.88	0.29%
50,000	Graco Inc.	2,271,500	45.43	0.27%
50,000	McCormick & Co. Inc.	1,693,000	33.86	0.20%
25,000	Devon Energy Corp.	1,529,250	61.17	0.18%
25,000	Tuesday Morning Corp.	577,250	23.09	0.07%

	Total common stocks	$772,470,100		92.62%

Principal Amount $	Convertible Bonds	Market Value	Per Share	Percent of Long-term Investments
22,000,000	Emdeon Corp. 1.750%, due 06/15/23	$20,075,000	$91.25	2.41%
12,500,000	Credence Systems Corp. 1.500%, due 05/15/08	11,625,000	93.00	1.39%
10,000,000	Agere Systems Inc. 6.500%, due 12/15/09	9,850,000	98.50	1.18%
9,586,000	Mentor Graphics Corp. 6.360%, due 08/06/23	9,322,385	97.25	1.12%
6,000,000	JetBlue Airways Corp. 3.500%, due 07/15/33	5,325,000	88.75	0.64%
1,660,000	Radisys Corp. 1.375%, due 11/15/23	1,639,250	98.75	0.20%
1,000,000	ExpressJet Holdings Inc. 4.250%, due 08/01/23	865,000	86.50	0.10%

	Total convertible bonds	$58,701,635		7.04%

The Parnassus Income Funds • March 31, 2006        15

THE EQUITY INCOME FUND

Summary Portfolio as of March 31, 2006 (unaudited) continued

Number of Shares	Preferred Stocks	Market Value	Per Share	Percent of Long-term Investments
55,000	Zions Capital Trust B Preferred 8.000%, callable 09/01/07	$1,436,050	$26.11	0.17%
55,439	First Republic Preferred Capital Corp. Preferred 8.875%, Series B, callable 12/30/06	1,403,161	25.31	0.17%

	Total preferred stocks	$2,839,211		0.34%

	Total long-term investments	$834,010,946		100.00%
	Short-term investments and other assets and liabilities	$15,149,153

	Total Net Assets	$849,160,099

	Net Asset Value as of March 31, 2006	$25.18

16        The Parnassus Income Funds • March 31, 2006

THE FIXED-INCOME FUND

Summary Portfolio as of March 31, 2006 (unaudited)

Number of Shares	Common Stocks	Market Value	Per Share	Percent of Long-term Investments
66,654	ONEOK, Inc.	$2,149,591	$32.25	14.45%
35,027	Baxter International Inc.	1,359,398	38.81	9.14%

	Total common stocks	$3,508,989		23.59%

Principal Amount $	Corporate Bonds	Market Value	Per Share	Percent of Long-term Investments
500,000	Wells Fargo Financial Inc. 6.850%, due 07/15/09	$521,077	$104.22	3.50%
500,000	Goldman Sachs Group Inc. 6.650%, due 05/15/09	518,046	103.61	3.48%
500,000	Bank One Corp. 6.000%, due 02/17/09	508,095	101.62	3.41%
400,000	Target Corp. 7.500%, due 08/15/10	432,718	108.18	2.91%

	Total corporate bonds	$1,979,936		13.30%

Principal Amount $	Convertible Bonds	Market Value	Per Share	Percent of Long-term Investments
2,300,000	Cymer Inc. 3.500%, due 02/15/09	$2,334,500	$101.50	15.69%
2,000,000	JetBlue Airways Corp. 3.500%, due 07/15/33	1,775,000	88.75	11.93%
1,400,000	Vishay Intertechnology Inc. 3.625%, due 08/01/23	1,398,250	99.88	9.40%

	Total convertible bonds	$5,507,750		37.02%

The Parnassus Income Funds • March 31, 2006        17

THE FIXED-INCOME FUND

Summary Portfolio as of March 31, 2006 (unaudited) continued

Principal Amount $	U.S. Government Agency Bonds	Market Value	Per Share	Percent of Long-term Investments
3,000,000	Fannie Mae 5.125%, due 04/22/13	$2,923,971	$97.47	19.65%
1,000,000	Federal Home Loan Bank System 5.000%, due 05/28/15	958,735	95.87	6.44%

	Total U.S. government agency bonds	$3,882,706		26.09%

	Total long-term investments	$14,879,381		100.00%
	Short-term investments and other assets and liabilities	$32,725,024

	Total Net Assets	$47,604,405

	Net Asset Value as of March 31, 2006	$15.97

18        The Parnassus Income Funds • March 31, 2006

THE CALIFORNIA TAX-EXEMPT FUND

Summary Portfolio as of March 31, 2006 (unaudited)

Principal Amount $	Municipal Bonds	Market Value	Per Share	Percent of Long-term Investments
1,100,000	California State Department of Water Resources 5.500%, due 5/1/2009	$1,155,660	$105.06	5.77%
1,000,000	California State Public Works Board 5.375%, due 10/1/2013	1,087,420	108.74	5.43%
1,000,000	State of California 6.600%, due 2/1/2009	1,075,860	107.59	5.37%
1,000,000	San Francisco City & County Airports Commission 5.000%, due 5/1/2010	1,052,950	105.30	5.26%
1,000,000	San Francisco City & County Public Utilities Commission 5.000%, due 10/1/2009	1,048,190	104.82	5.23%
1,000,000	Indian Wells Redevelopment Agency 4.500%, due 9/1/2011	1,040,830	104.08	5.20%
960,000	California State Public Works Board 5.500%, due 12/1/2009	1,014,826	105.71	5.07%
1,000,000	Contra Costa Transportation Authority 4.000%, due 3/1/2009	1,013,400	101.34	5.06%
1,000,000	ABAG Finance Authority for Nonprofit Corps 4.250%, due 11/15/2012	1,008,570	100.86	5.04%
910,000	California Statewide Communities Development Authority 4.500%, due 8/1/2010	917,062	100.78	4.58%
860,000	Rialto Redevelopment Agency 4.000%, due 9/1/2007	858,693	99.85	4.29%
800,000	State of California 5.000%, due 7/1/2016	838,200	104.78	4.19%
700,000	State of California 6.100%, due 10/1/2009	753,088	107.58	3.76%
600,000	La Quinta Redevelopment Agency Tax Allocation 7.300%, due 9/1/2011	702,996	117.17	3.51%

The Parnassus Income Funds • March 31, 2006        19

THE CALIFORNIA TAX-EXEMPT FUND

Summary Portfolio as of March 31, 2006 (unaudited) continued

Principal Amount $	Municipal Bonds	Market Value	Per Share	Percent of Long-term Investments
625,000	San Mateo Redevelopment Agency 4.200%, due 8/1/2023	$613,644	$98.18	3.06%
500,000	California Infrastructure & Economic Development Bank 5.000%, due 10/1/2012	538,085	107.62	2.69%
500,000	Loma Linda Hospital 4.500%, due 12/1/2018	487,720	97.54	2.44%
450,000	Los Altos School District 5.250%, due 8/1/2010	479,637	106.59	2.40%
450,000	Morgan Hill Unified School District 4.900%, due 8/1/2013	474,466	105.44	2.37%
440,000	Los Angeles Unified School District 5.500%, due 7/1/2013	472,388	107.36	2.36%
410,000	Sacramento City Unified School District 5.000%, due 10/1/2012	444,661	108.45	2.22%
415,000	Loma Linda Hospital 4.850%, due 12/1/2010	435,945	105.05	2.18%
425,000	Rialto Redevelopment Agency 4.500%, due 9/1/2013	432,310	101.72	2.16%
395,000	County of San Diego 5.000%, due 9/1/2008	406,024	102.79	2.03%
300,000	California Health Facilities Financing Authority 5.000%, due 7/1/2009	311,136	103.71	1.55%
260,000	San Francisco Bay Area Transit Financing Authority 5.250%, due 7/1/2013	272,280	104.72	1.36%
250,000	Los Angeles County Metropolitan Transportation Authority 5.000%, due 7/1/2013	259,595	103.84	1.30%
215,000	California State Department of Water Resources 5.125%, due 12/1/2016	225,905	105.07	1.13%

20        The Parnassus Income Funds • March 31, 2006

Principal Amount $	Municipal Bonds	Market Value	Per Share	Percent of Long-term Investments
200,000	City of Los Angeles 5.000%, due 6/1/2011	$208,150	$104.08	1.04%
200,000	Sweetwater Union High School District 4.250%, due 9/1/2017	195,920	97.96	0.98%
185,000	California State Department of Water Resources 5.125%, due 12/1/2016	194,095	104.92	0.97%

	Total municipal bonds	$20,019,706		100.00%

	Short-term investments and other assets and liabilities	$489,524

	Total Net Assets	$20,509,230

	Net Asset Value as of March 31, 2006	$16.51

The Parnassus Income Funds • March 31, 2006        21